Goodwill and Other Intangible Assets (Tables)	9 Months Ended
Sep. 30, 2014
Schedule of Goodwill	Goodwill consisted of the following (in thousands):

Balance at December 31, 2013.	$—
Acquisition of Springstone	72,592

Balance at September 30, 2014	$72,592

Schedule of Intangible Assets

Intangible assets acquired are as follows as of September 30, 2014 (unaudited) (dollars in thousands):

	Gross Carrying Value	Accumulated Amortization	Net Carrying Value	Remaining Useful Life
Customer relationships	$39,500	$(2,382)	$37,118	13.5
Technology	400	(60)	340	2.5
Brand name	300	(68)	232	1.5

Total intangible assets subject to amortization	$40,200	$(2,510)	$37,690	13.3

Schedule of Expected Future Amortization Expense for Intangible Assets

The expected future amortization expense for intangible assets as of September 30, 2014 is as follows (unaudited) (in thousands):

Remainder of 2014	$1,388
2015	5,287
2016	4,801
2017	4,287
2018	3,872
Thereafter	18,055

Total	$37,690